                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of
April 15, 1999 by and among Kennedy-Wilson, Inc., a Delaware corporation
(the "Company"), Strategic Associates, L.P., a limited partnership organized under the laws of the State of Delaware ("Associates"), and Cahill Warnock Strategic Partners Fund, L.P., a limited partnership organized under the laws of the State of Delaware ("Partners") (Associates and Partners are referred to herein individually as a "Purchaser" and collectively as the "Purchasers").

      WHEREAS, the Company and the Purchasers have entered into a Convertible Debenture Purchase Agreement dated as of April 15, 1999 (the "Purchase Agreement");

      WHEREAS, pursuant to the Purchase Agreement, the Company and the Purchasers desire to enter into this Agreement to provide Purchasers with certain registration rights and to address related matters;

      NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties agree as follows:

      1. Registration. The Company agrees to use commercially reasonable best efforts to cause a registration statement under the Securities Act of 1933 (the "Act") on an appropriate form relating to all of the Conversion Shares (as defined in the Purchase Agreement) to be filed with the Securities and Exchange Commission ("SEC") by August 13, 1999. The Company shall have no obligation to file a registration statement pursuant to this Section 1, unless and until the Purchasers or the Purchasers' assigns, transferees and distributees as permitted under the Purchase Agreement (collectively the "Permitted Assigns") shall have furnished the Company all information and statements about or pertaining to the Purchasers or their Permitted Assigns in such reasonable detail and on such timely basis as is reasonably required by the Company in connection with the preparation of the registration statement.

      2. Registration Procedure. In using its commercially reasonable best efforts to effect the registration described in Section 1, the Company shall, as expeditiously as reasonably possible:

            (a) prepare and file with the SEC a registration statement to register the continuous offering of the Conversion Shares and use its commercially reasonable best efforts (i) to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing such a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish one counsel for Purchasers with copies of all such documents proposed to be filed) and (ii) to cause such registration statement to remain effective until the earlier of the sale of all Conversion Shares by the Purchasers or their Permitted Assigns or 2 years after the Closing Date; provided, however, the Company may withdraw the use of the registration statement upon written notice to the Purchasers or their

Permitted Assigns for a period or periods of time not to exceed in the aggregate 30 days during any 12-month period, if there then exists material, non-public information relating to the Company which, in the reasonable opinion of the Company, would not be appropriate for disclosure during that time;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in (a) above;

            (c) furnish to each Purchaser such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as the Purchaser may reasonably request;

            (d) use its commercially reasonable best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions in the United States of America as the Purchasers request (and to maintain such registrations and qualifications effective for the period specified in (a) above, and to do any and all other acts and things which may be necessary or advisable to enable the Purchasers to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 1.3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction);

            (e) notify each Purchaser who is a registered owner of a Convertible Debenture, at any time during which a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep a registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (f) use its commercially reasonable best efforts to cause all such Conversion Shares to be quoted on the NASDAQ National Market (or, if the common stock of the Company is no longer quoted on the NASDAQ National Market, listed on the principal exchange upon which the Company's common stock is then listed); and

            (g) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Purchasers shall reasonably request (and subject to Purchasers' reasonable approval) in order to expedite or facilitate the disposition of such shares, provided that the Company shall not be required to enter into any such agreement more than once.

      3. Registration Expenses. All expenses incurred by the Company in complying with Sections 1 and 2, including, without limitation, all registration and filing fees, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes and fees of transfer agents and registrars, but excluding any Selling Expenses (as defined below), are called "Registration Expenses." All underwriting discounts (if any) and selling commissions applicable to the sale of Conversion Shares are called "Selling Expenses."

      The Company will pay all Registration Expenses in connection with the registration statement under Section 1. All Selling Expenses in connection with the registration statement under Section 1 and the sale of Conversion Shares thereunder shall be borne by the Purchasers or their Permitted Assigns in proportion to the number of shares sold by each.

      4. Indemnity. (a) In connection with the registration of the Conversion Shares under the Act pursuant to Section 1 hereof, the Company will indemnify and hold harmless (i) each Purchaser and its Permitted Assigns, (ii) any underwriter of such Conversion Shares thereunder and (iii) each other person, if any, who controls such Purchaser, Permitted Assign or underwriter (each a "Section 4(a) Indemnitee") within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Section 4(a) Indemnitee may become subject under the Act, the Securities Exchange Act of 1934 (the "Exchange Act"), state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of material fact contained in the registration statement under which such Conversion Shares were registered under the Act pursuant to Section 1 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (b) the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or (c) any violation by the Company of any rule or regulation promulgated under the Act, the Exchange Act or state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, and the Company will reimburse each such Section 4(a) Indemnitee for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if any to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, an omission or alleged omission or a violation or alleged violation so made in conformity with information furnished in writing by any such Section 4(a) Indemnitee for use in such registration statement, preliminary prospectus, final prospectus, amendment or supplement and provided, further that with respect to any such untrue or alleged untrue statement in or omission or alleged omission from the related preliminary prospectus, the indemnity contained in this Section 4 shall not inure to the benefit of any Section 4(a) Indemnitee from whom the person asserting any such loss, claim, damage or liability received Convertible Debentures or Conversion Share to the extent such loss, claim, damage or liability with respect to such Section 4(a) Indemnitee results from the fact that both (A) a copy of the prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Convertible Debenture or Conversion Share to such person and (B) the untrue or alleged untrue statement in or omission or alleged omission from the related preliminary prospectus was corrected in the final prospectus.

            (b) Each Purchaser and its Permitted Assigns Conversion Shares pursuant to the registration in Section 1, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, (each a "Section 4(b) Indemnitee"), against all losses, claims, damages or liabilities, joint or several, to which a Section 4(b) Indemnitee may become subject under the Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that such Purchaser or its Permitted Assigns will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information pertaining to such Purchaser or its Permitted Assigns, furnished by such Purchaser or its Permitted Assigns; and provided, further, that in no event shall any indemnity under this subsection 4(b) exceed the net proceeds from the offering received by such Purchaser or its Permitted Assigns from the sale of Conversion Shares.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 4 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense, the indemnifying party shall not be liable to such indemnified party under this Section 4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. Each Indemnitee, as a condition to the indemnification contained in this Section 4, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any action or claim. No indemnifying party shall, without the prior written consent of the Indemnitee (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any such Indemnitee is or could have been a party and indemnification could have been sought hereunder by such Indemnitee, unless such settlement includes an unconditional release of such Indemnitee from all liability on claims that are the subject matter of such proceeding.

            (d) In order to provide for just and equitable contribution to joint liability in any case in which a claim for indemnification is made pursuant to this Section 4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4 provides for indemnification in such case, the Company and each Purchaser or its Permitted Assign will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of the Company, on the one hand, and the Purchaser or its Permitted Assign, severally, on the other hand; provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and; provided, further, that in no event shall any contribution under this subsection 4(d) on the part of any seller exceed the net proceeds received by such seller from the sale of Conversion Shares.

      5. Additional Actions and Documents. Each of the parties hereto hereby agrees to use its good faith best efforts to bring about the consummation of this Agreement, and to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

      6. Assignment. Each Purchaser may assign its rights under this Agreement to any assignee, transferee or distributee of a Convertible Debenture or the Conversion Shares issuable thereunder.

      7. Entire Agreement; Amendment. This Agreement and the Purchase Agreement including the other writings referred to herein or therein or delivered pursuant hereto or thereto, constitute the entire agreement among the parties hereto with respect to the transactions contemplated herein or therein and its supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, or discharge is sought.

      8. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      9. Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).

      10. Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), telegram, telex, or facsimile transmission, addressed as follows:

      (a)   If to the Company:

            Kennedy-Wilson, Inc.
            9601 Wilshire Boulevard
            Suite 220
            Beverly Hills, CA   90210-5205
            Attention:  Chief Executive Officer

      with a copy (which shall not constitute notice) to:

            White & Case LLP
            633 West Fifth Street, 19th Floor
            Los Angeles, CA  90071
            Attention:  Richard K. Smith, Jr., Esq.
            Facsimile:  213-687-0758

      (b)   If to Associates

            Strategic Associates, L.P.
            One South Street, Suite 2150
            Baltimore, Maryland 21202
            Attention:  Mr. Edward Cahill
            Facsimile:  410-347-2963

            with a copy (which shall not constitute notice) to:

            Leslie E. Davis
            Testa, Hurwitz & Thibeault
            125 High Street
            Boston, MA 02110
            Facsimile: 617-248-7100

      (c)   If to Partners

            Cahill Warnock Strategic Partners Fund, L.P.
            One South Street, Suite 2150
            Baltimore, Maryland 21202
            Attention:  Mr. Edward Cahill
            Facsimile:  410-347-2963

            with a copy (which shall not constitute notice) to:

            Leslie E. Davis
            Testa, Hurwitz & Thibeault
            125 High Street
            Boston, MA 02110
            Facsimile: 617-248-7100

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter to so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

      11. Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of each party appear on each counterpart; but it shall be sufficient that the signature of each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of all of the parties hereto.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                    KENNEDY-WILSON, INC.

                                    By: /s/ William J. McMorrow
                                        ----------------------------------------
                                        Name:  William J. McMorrow
                                        Title: CEO


                                    STRATEGIC ASSOCIATES, L.P.

                                    By: Cahill, Warnock & Company, LLC
                                        its general partner

                                    By: /s/ E. Cahill
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CAHILL, WARNOCK STRATEGIC
                                    PARTNERS FUND, L.P.

                                    By: Cahill, Warnock Strategic Partners, L.P.
                                        its general partner

                                    By: /s/ E. Cahill
                                        ----------------------------------------
                                        Name:
                                        Title: